UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☑ Soliciting Material Pursuant to §240.14a-12
CPI INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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The following information was emailed to employees of CPI International, Inc. on December 6, 2010.
To: CPI Option Holders, Restricted Stock Holders and Restricted Stock Unit Holders
Subject: CPI Options, Restricted Stock and Restricted Stock Units
You are receiving this email because you hold CPI stock options, shares of restricted stock and/or restricted stock units. Following our November 26th announcement that CPI has agreed to be acquired by Veritas Capital, I wanted to share with you how the terms of the acquisition agreement will impact your options, restricted stock and restricted stock units.
Options:
Under the terms of the agreement, upon (or shortly following) the close of the transaction, you will receive a cash payment for each unexercised and outstanding option you hold at that time that was granted to you on or before November 24, 2010, whether or not it is vested. That payment will be equal to $19.50 per option, less the per option exercise price and the required tax withholding, and will be in exchange for the cancellation of your option. For each stock option you hold that was granted after November 24, 2010 (to the extent outstanding and unexercised at the close of the transaction), only 25% of that option will vest and be cancelled in exchange for the right to receive cash as described above, and the remaining 75% of such option will be cancelled without payment.
Restricted Stock and Restricted Stock Units:
Under the terms of the agreement, upon (or shortly following) the close of the transaction, you will receive a cash payment for each outstanding restricted stock share or restricted stock unit you hold that was granted to you on or before November 24, 2010. That payment will be equal to $19.50 per restricted stock share or restricted stock unit, less the required tax withholding, and will be in exchange for the cancellation of your restricted stock and restricted units. For each restricted stock share or restricted stock unit you hold that was granted after November 24, 2010 (to the extent outstanding at the close of the transaction), only 25% of that share or unit will vest and be cancelled in exchange for the right to receive cash as described above, and the remaining 75% will be cancelled without payment.
CPI Common Stock (including exercised options and restricted stock previously vested or restricted stock units previously settled in common stock):
If you have previously exercised CPI stock options or if your restricted stock units were previously settled, those options/restricted stock units were terminated in exchange for shares of CPI common stock at the time of exercise or settlement.
Restricted stock shares that previously vested became unrestricted shares of CPI common stock when they vested.
Under the terms of the agreement, the shares received in connection with the exercised stock options, vested restricted stock and previously settled restricted stock unit awards will be treated like shares of CPI common stock purchased in the open market, and will be cancelled in exchange for $19.50 per share of CPI common stock.
If you have any questions, please contact Veronica Tsui, Amanda Mogin or Joel Littman.
Sincerely,
Amanda Mogin
Cautionary Statement Regarding Forward-Looking Statements
Certain statements included above constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide our current expectations, beliefs or forecasts of future events. Forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual events or results to differ materially from the results projected, expected or implied by these forward looking statements. Such differences may result from a variety of factors, including but not limited to: legal or regulatory proceedings or other matters that affect the timing or ability to complete the transactions as contemplated, including the failure to receive any required governmental approvals; the possibility that the expected funding for the merger will not be obtained; the possibility of disruption from the pending merger making it more difficult to maintain business and operational relationships; the possibility that the merger does not close, including but not limited to, due to the failure to satisfy the closing conditions; and developments beyond CPI’s control, including but not limited to: changes in domestic or global economic conditions, competitive conditions and consumer preferences; adverse weather conditions or natural disasters; international, political or military developments; and technological developments; and additional factors described in CPI’s filings with the Securities and Exchange Commission.
Participants in Solicitations
CPI and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from stockholders of CPI in connection with the merger. Information regarding CPI’s directors and executive officers and their ownership of CPI’s common stock is available in CPI’s proxy statement on Schedule 14A for its 2010 annual meeting of stockholders, which was filed with the SEC on January 20, 2010. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.
Additional Information about the Transaction and Where to Find It
The acquisition will be submitted to CPI’s stockholders for their consideration. In connection with the acquisition, CPI intends to file relevant materials with the SEC, including a proxy statement and other relevant documents concerning the merger. Investors and stockholders of CPI are urged to read the proxy statement and other relevant documents filed with the SEC when they become available, as well as any amendments or supplements to the documents because they will contain important information about CPI and the merger.
Stockholders of CPI can obtain more information about the proposed transaction by reviewing the Form 8-K filed by CPI in connection with the announcement of the entry into the merger agreement, and any other relevant documents filed with the SEC when they become available. The proxy statement and any other relevant materials (when they become available), and any other documents filed by CPI with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by directing a written request to: CPI International, Inc., 811 Hansen Way, Palo Alto, California 94303, Attention: Investor Relations. Investors and stockholders are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the merger.

To: All CPI Employees
Subject: CPI ESPP
Following our November 26th announcement that CPI has agreed to be acquired by Veritas Capital, I wanted to share with you how the terms of our agreement with Veritas Capital will impact the participants in our Employee Stock Purchase Plan (ESPP).
Under the acquisition agreement, we will complete the current ESPP purchase period, which ends on December 31, 2010, as normal. Following the completion of this purchase period, we will not start any new ESPP purchase periods.
Upon the close of the transaction with Veritas, if you own shares of CPI stock purchased through the ESPP, those shares will be treated like shares purchased in the open market and will be cancelled in exchange for $19.50 per share of CPI common stock.
If you have any questions, please contact Veronica Tsui, Amanda Mogin or Joel Littman.
Sincerely,
Amanda Mogin
Cautionary Statement Regarding Forward-Looking Statements
Certain statements included above constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide our current expectations, beliefs or forecasts of future events. Forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual events or results to differ materially from the results projected, expected or implied by these forward looking statements. Such differences may result from a variety of factors, including but not limited to: legal or regulatory proceedings or other matters that affect the timing or ability to complete the transactions as contemplated, including the failure to receive any required governmental approvals; the possibility that the expected funding for the merger will not be obtained; the possibility of disruption from the pending merger making it more difficult to maintain business and operational relationships; the possibility that the merger does not close, including but not limited to, due to the failure to satisfy the closing conditions; and developments beyond CPI’s control, including but not limited to: changes in domestic or global economic conditions, competitive conditions and consumer preferences; adverse weather conditions or natural disasters; international, political or military developments; and technological developments; and additional factors described in CPI’s filings with the Securities and Exchange Commission.
Participants in Solicitations
CPI and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from stockholders of CPI in connection with the merger. Information regarding CPI’s directors and executive officers and their ownership of CPI’s common stock is available in CPI’s proxy statement on Schedule 14A for its 2010 annual meeting of stockholders, which was filed with the SEC on January 20, 2010. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.
Additional Information about the Transaction and Where to Find It
The acquisition will be submitted to CPI’s stockholders for their consideration. In connection with the acquisition, CPI intends to file relevant materials with the SEC, including a proxy statement and other relevant documents concerning the merger. Investors and stockholders of CPI are urged to read the proxy statement and other relevant documents filed with the SEC when they become available, as well as any amendments or supplements to the documents because they will contain important information about CPI and the merger.
Stockholders of CPI can obtain more information about the proposed transaction by reviewing the Form 8-K filed by CPI in connection with the announcement of the entry into the merger agreement, and any other relevant documents filed with the SEC when they become available. The proxy statement and any other relevant materials (when they become available), and any other documents filed by CPI with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by directing a written request to: CPI International, Inc., 811 Hansen Way, Palo Alto, California 94303, Attention: Investor Relations. Investors and stockholders are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the merger.